UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 3, 2005
                                                         ----------------


                                  Advanta Corp.
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             (Exact name of registrant as specified in its charter)


        Delaware                      0-14120                    23-1462070
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)



Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania          19477
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       (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (215) 657-4000
                                                           --------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.

     The information in this Current Report on Form 8-K is to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

On February 3, 2005, Advanta Corp. (the "Company") issued a press release announcing that it had received final approval from the Internal Revenue Service of its settlement of certain tax disputes with Bank of America Corporation.


Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

The following exhibit relating to Item 2.02 shall be deemed "filed" under the Exchange Act:

     99.1 Press Release issued February 3, 2005 announcing Advanta's receipt of final approval from the Internal Revenue Service of the settlement of certain tax disputes with Bank of America Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       Advanta Corp.
                                               ---------------------------------
                                                       (Registrant)


Date: February 3, 2005
                                               By: /s/ Elizabeth Mai
                                                   -----------------------------
                                                   Elizabeth H. Mai
                                                   Senior Vice President,
                                                   Secretary and General Counsel

                                  EXHIBIT INDEX
                                  -------------


Exhibit   Description                                           Method of Filing
-------   -----------                                           ----------------

  99.1    Press Release issued February 3, 2005 announcing       Filed herewith
          Advanta's receipt of final approval from the Internal
          Revenue Service of the settlement of certain tax disputes with Bank of America Corporation.